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                                                                   Exhibit 10.10










                      TENTH AMENDMENT TO CREDIT AGREEMENT



                          PERTAINING TO CREDIT FACILITY

                                   ESTABLISHED

                                  IN FAVOUR OF

                        KINGSWAY FINANCIAL SERVICES INC.

                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

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                                                                   Exhibit 10.10

              THIS TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 20, 2003, is among:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                As Administrative Agent and Co-Syndications Agent

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

              WHEREAS:

       1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

       2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

              FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                           AMENDMENT TO INTERPRETATION

Additional Permitted Indebtedness. Section 1.01(84) of the Credit Agreement is hereby amended by deleting the period found at the end of sub-section 1.01(84)(xvii) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(84)(xviii):

       "(xviii) Indebtedness of the Borrowers in connection with the issuance of preferred securities by Kingsway Financial Capital Trust I, a Delaware statutory trust (the "Trust I Preferred Securities") provided that (i) there shall be no cash redemption of the Trust I Preferred Securities without the prior written consent of the Majority of the Lenders; (ii) a Default or an Event of Default under this Agreement is not a default or event of default in respect of such Indebtedness

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       and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures or the Guarantees issued in connection with the Trust I Preferred Securities (the "Trust I Debentures"); (iii) no cash dividends may be paid on the Trust I Preferred Securities so long as a Default or Event of Default under this Agreement has occurred and is continuing; and (iv) the terms and conditions of the Trust I Preferred Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness in respect of the Trust I Debentures does not exceed US $80,000,000."

                                   ARTICLE II

                             AMENDMENT TO COVENANTS

2.01 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "Capital Surplus Ratio. Kingsway shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of Kingsway on a rolling four-quarter basis and in a consistent manner as follows:

       (i) of not greater than 2.75:1.00, from the Closing Date to and including June 30, 2002;

       (ii) of not greater than 3.50:1.00, from July 1, 2002 to and including May 27, 2003;

       (iv) of not greater than 3.25:1.00, from May 28, 2003 to and including July 12, 2003; and

       (iv)   not greater than 3.00:1.00, thereafter."

2.02 Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by: (A) deleting the word "and" at the end of sub-section 8.03(5)(ix), and all of sub-section (x); and (B) inserting the following immediately after sub-section 8.03(5)(ix):

       "(x) the Guarantees issued by Kingsway in connection with the Trust I Preferred Securities issuance; and

       (xi)   as otherwise permitted hereunder."

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

3.01 Conditions Precedent. The amendment set forth in Section 2.01 of this Tenth Amendment to Credit Agreement shall not become effective until the execution and delivery of this Tenth Amendment to Credit Agreement by the Borrowers and the Majority of the Lenders. The amendments set forth in this Tenth Amendment to Credit Agreement, other than the amendment set forth in
Section 2.01, shall not become effective until (x) the execution and delivery of this Tenth Amendment to Credit Agreement by the

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Borrowers and the Majority of the Lenders and (y) the receipt by the Agent of
(i) all material documentation as determined by the Agent in its sole discretion relating to the Trust I Preferred Securities issuance, including, without limitation, all materials filed with any securities commission, containing terms and conditions satisfactory to the Agent and the Majority of the Lenders; (ii) an intercreditor agreement with the holders of the Trust I Preferred Securities and the Trust I Debentures or such other evidence of subordination as may be satisfactory to the Agent and the Majority of the Lenders in respect of the obligations of the Borrowers, the Guarantor or their Subsidiaries to the holders of the Trust I Preferred Securities and the Trust I Debentures, to provide, among other things, for subordination of the obligations of the Borrowers, the Guarantor and the Subsidiaries in connection with the Trust I Preferred Securities and the Trust I Debentures to the payment in full of the Outstanding Obligations; and (iii) Kingsway Financial Capital Trust I shall not incur any debts, liabilities or obligations other than reasonable fees and expenses of the trustees under the Trust I Debentures (acting solely in their capacity as trustee and not in their individual capacity) and the principal, premium (if any) and interest in respect of the Trust I Preferred Securities.

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Tenth Amendment to Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Tenth Amendment to Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalised terms utilised in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

4.02 Assignment. This Tenth Amendment to Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

4.03 Severability. Any provision of this Tenth Amendment to Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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4.04   Governing Law. This Tenth Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

4.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Tenth Amendment to Credit Agreement.

4.06 Counterparts. This Tenth Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

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       IN WITNESS WHEREOF the parties hereto have executed this Tenth Amendment to Credit Agreement.

                         KINGSWAY FINANCIAL SERVICES INC.


                         By:    /s/ William G. Star
                                --------------------------------------------
                                William G. Star
                                President & Chief Executive Officer

                         By:    /s/ W. Shaun Jackson
                                --------------------------------------------
                                W. Shaun Jackson
                                Executive Vice President & Chief Financial
                                Officer

                         KINGSWAY U.S. FINANCE PARTNERSHIP
                         by its Partners
                                KINGSWAY FINANCIAL SERVICES INC.


                         By:    /s/ W. Shaun Jackson
                                -------------------------------------------
                                W. Shaun Jackson
                                Executive Vice President and Chief Financial
                                Officer

                                METRO CLAIM SERVICES INC.

                         By:    /s/ W. Shaun Jackson
                                -------------------------------------------
                                W. Shaun Jackson
                                Secretary

                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By:    /s/ Ralph Sehgal
                                -------------------------------------------
                                Ralph Sehgal
                                Executive Director

                         By:    /s/ Patti Perras Shugart
                                -------------------------------------------
                                Patti Perras Shugart
                                Managing Director

                         LASALLE BANK NATIONAL ASSOCIATION


                         By:    /s/ Brad Kronland
                                -------------------------------------------
                                Brad Kronland
                                Assistant Vice President

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                         LASALLE BANK NATIONAL ASSOCIATION,
                         AS ADMINISTRATIVE AGENT


                         By:    /s/ Brad Kronland
                                -------------------------------------------
                                Brad Kronland
                                Assistant Vice President


                         CANADIAN IMPERIAL BANK OF COMMERCE,
                         AS DOCUMENTATION AGENT


                         By:    /s/ Ralph Sehgal
                                -------------------------------------------
                                Ralph Sehgal
                                Executive Director


                         By:    /s/ Warren Logo
                                -------------------------------------------
                                Warren Lobo
                                Director


                         CANADIAN IMPERIAL BANK OF COMMERCE
                         NEW YORK AGENCY


                         By:    /s/ Geraldine Kerr
                                -------------------------------------------
                                Geraldine Kerr
                                Executive Director

                         THE BANK OF NOVA SCOTIA


                         By:    /s/ N. Bell
                                -------------------------------------------
                                N. Bell
                                Senior Manager

                         WACHOVIA BANK, NATIONAL ASSOCIATION


                         By:
                                ___________________________________________
                                Name:
                                Title: